    As filed with the Securities and Exchange Commission on October 15, 1999



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                       Date of Report: September 30, 1999
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)


           Delaware                           000-20870                         87-0467198
 (State or other Jurisdiction           (Commission File No.)                  (IRS Employer
       of incorporation)                                                    Identification No.)



                  2101 South Arlington Heights Road, Suite 100
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

RESTRUCTURING OF TJS PARTNERS, L.P.'S INVESTMENT.

         On September 30, 1999, SAI entered into the Second Amendment to Security Associates International, Inc. Common Stock Subscription and Purchase Agreement with TJS Partners, L.P., SAI's principal stockholder. Pursuant to this agreement: (i) $10,000,000 of subordinated debt and accrued interest owed by SAI to TJS Partners, L.P., (ii) 66,910 shares of Convertible Preferred Stock; and,
(iii) 500,000 shares of 12% Redeemable Preferred Stock, together with all accrued dividends, which were held by TJS Partners, L.P., were exchanged for 135,709 shares of newly designated Series A Convertible Preferred Stock.

         The Series A Convertible Preferred Stock has a $10 par value, a liquidation preference of $350 per share and is convertible into 13,570,900 shares of SAI's common stock. The Series A Convertible Preferred Stock is also entitled to receive dividends equal to those that would have been received if the holder had converted into common stock.

         The holder of Series A Convertible Preferred Stock is entitled to vote on all matters on which holders of SAI's common stock are entitled to vote, on an as-converted basis. However, the total voting power of all securities owned by the holder of Series A Convertible Preferred Stock is limited to a maximum of 45% of the total number of votes eligible to vote on a matter submitted to our stockholders.

         In connection with the restructuring, SAI's By-laws were amended to increase the percentage of votes required to approve matters presented to the stockholders from a simple majority to requiring greater than sixty (60) percent. This super-majority provision will be in effect for as long as TJS Partners, L.P. owns 30% of SAI's common stock on an as-converted basis. Additionally, for so long as TJS Partners, L.P. owns at least fifteen percent (15%) of SAI's common stock on an as-converted basis, SAI's Board of Directors will consist of five directors.

REFINANCING OF SAI LINE OF CREDIT:

         On September 30, 1999, SAI refinanced its previous $30,000,000 line of credit with FINOVA Capital Corporation. This previous line of credit had a principal balance outstanding of approximately $6,600,000 on the closing date. The refinancing with FINOVA and State Street Bank and Trust Company consists of a term loan and an acquisition line of credit. The term loan was in the principal amount of $7,000,000, which covered SAI's existing indebtedness to FINOVA (approximately $6,600,000) as well as transaction costs for the refinancing (approximately $390,000) and working capital. The acquisition line of credit of up to $38,000,000 is solely for acquisitions of central monitoring stations. SAI may draw on this line of credit for eighteen months. Both the term loan and the acquisition line of credit bear initial interest at a variable rate of prime plus 0.75% or the LIBOR rate plus 3.5%, at SAI's discretion. The interest rate is, however subject to an upward adjustment depending on the loan to recurring monthly revenue ratio. The loans mature in five years.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of  businesses acquired.

                  Not required.

         (b)      Pro forma financial information.

                  Pro Forma Combined Statement of Income for the
                  Six Month Period Ended June 30, 1999..................  F-1

                  Pro Forma Combined Statement of Income for the
                  Year Ended December 31, 1998..........................  F-2

                  Pro Forma Combined Balance Sheet as of
                  June 30, 1999.........................................  F-3



         (c)      Exhibits.

                  3.1 Amended and Restated By-laws of Security Associates International, Inc. as of 9/27/99

                  3.2 Certificate of Designations, Rights, Preferences and Limitations of Series A Convertible Preferred Stock, $10.00 par value per share, of Security Associates International, Inc.

                  10.1 Second Amendment to Security Associates International, Inc. Common Stock Subscription and Purchase Agreement Dated as of September 5, 1996 between TJS Partners, L.P. and Security Associates International, Inc. dated September 30, 1999.


                  10.2 Second Amended and Restated Loan Agreement among Security Associates International, Inc., FINOVA Capital Corporation and State Street Bank and Trust Company dated September 30, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Security Associates International, Inc.
                                              (Registrant)

                                By:    /s/      Daniel S. Zittnan
                                   ------------------------------
                                   Daniel S. Zittnan
                                   Senior Vice President, Chief Financial
                                   Officer

Date: October 15, 1999

                          PRO FORMA STATEMENT OF INCOME
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Statement of Income for the six month period ended June 30, 1999 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (the Company) conversion of subordinated debt and preferred stock into a newly issued convertible preferred stock as if it had occurred on January 1, 1999. The Pro Forma Statement of Income does not purport to represent what the Company's results of operations would actually have been if the transaction had occurred on the dates indicated or to predict the Company's results of operations for any future period.

                                                            ISSUANCE OF
                                                            CONVERTIBLE
                                                THE          PREFERRED            PRO FORMA
                                             COMPANY(1)      STOCK(2)              COMBINED
                                             ----------      --------              --------

Monitoring fees and other revenues             $12,631              --              $12,631
Direct Expenses                                  7,645              --                7,645
                                            --------------------------------------------------
Direct Margin                                    4,986              --                4,986
                                            --------------------------------------------------
General and administrative                       1,540              --                1,540
Selling and marketing                            1,035              --                1,035
Amortization and depreciation                    3,681              --                3,681
                                            --------------------------------------------------
Loss from operations                            (1,270)             --               (1,270)
Gain on sale of owned accounts                   2,649              --                2,649
Interest expense, net                           (1,797)           (567)(2)           (1,230)
                                            --------------------------------------------------
Net income (loss) before income taxes             (418)           (567)                 149
Income tax expense                                  --              --                   --
                                            --------------------------------------------------
Net income (loss)                                 (418)           (567)                 149
Dividends accrued on preferred stock               300            (300)(2)               --
                                            --------------------------------------------------
Net income (loss) available to common
    Stockholders                                 $(718)           (867)                 149
                                            --------------------------------------------------
Net income (loss) per share-Basic                                                     $ .02
Net income (loss) per share-Diluted                                                   $ .01
Weighted average shares outstanding-Basic                                         6,773,638
Weighted average shares outstanding-Diluted                                      21,022,522



(1)  Data for the Company is for the six month period ended June 30, 1999.
(2) Reflects interest expense on subordinated debt and dividends on redeemable preferred stock for the six month period ended June 30, 1999. Subordinated debt, convertible preferred stock, and 12% redeemable preferred stock has been exchanged for 135,709 shares of convertible preferred stock, par value $10 per share, no dividend, convertible into 13,570,900 shares of common stock. This new convertible preferred stock will have a liquidation preference of $350 per share under certain circumstances.

                          PRO FORMA STATEMENT OF INCOME
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1998 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (the Company) conversion of subordinated debt and preferred stock into a newly issued convertible preferred stock as if it had occurred on January 1, 1998. The Pro Forma Statement of Income does not purport to represent what the Company's results of operations would actually have been if the transaction had occurred on the dates indicated or to predict the Company's results of operations for any future period.

                                                            ISSUANCE OF
                                                            CONVERTIBLE
                                                 THE         PREFERRED            PRO FORMA
                                             COMPANY(1)      STOCK(2)              COMBINED
                                             ----------      --------              --------

Monitoring fees and other revenues             $20,204              --              $20,204
General, selling and administrative expenses    17,322              --               17,322
Amortization and depreciation                    6,288              --                6,288
                                            ------------------------------       -------------
Loss from operations                            (3,406)                              (3,406)
Interest expense, net                            2,870            (673)(2)            2,197
                                            ------------------------------       -------------
Net income (loss) before income taxes           (6,276)           (673)              (5,603)
Income tax expense                                  --              --                   --
                                            ------------------------------       -------------
Net income (loss)                               (6,276)           (673)              (5,603)
Dividends accrued on preferred stock               522            (522)(2)               --
                                            ------------------------------       -------------
Net income (loss) available to common
    Stockholders                               $(6,798)         (1,195)              (5,603)
                                            ------------------------------       -------------
Net loss per share                                                                   $ (.88)
Weighted average shares outstanding                                               6,394,048

(1)  Data for the Company is for the year period ended December 31, 1998.
(2) Reflects interest expense on subordinated debt and dividends on redeemable preferred stock for the year ended December 31, 1998. Subordinated debt, convertible preferred stock, and 12% redeemable preferred stock has been exchanged for 135,709 shares of convertible preferred stock, par value $10 per share, no dividend, convertible into 13,570,900 shares of common stock. This new convertible preferred stock will have a liquidation preference of $350 per share under certain circumstances.

                             PRO FORMA BALANCE SHEET
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Balance Sheet as of June 30, 1999 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (the Company) conversion of subordinated debt and preferred stock into a newly issued convertible preferred stock as if it had occurred on January 1, 1999. The Pro Forma Balance Sheet does not purport to represent what the Company's financial position would actually have been if the transaction had occurred on the dates indicated or to predict the Company's financial position for any future period.

                                                            ISSUANCE OF
                                                            CONVERTIBLE
                                                 THE         PREFERRED          PRO FORMA
                                              COMPANY(1)     STOCK(3)           COMBINED
                                              ----------     --------           --------
                   ASSETS
Cash                                              $3,868           --              $3,868
Account Receivables, net                           2,347           --               2,347
Other assets, net                                    393           --                 393
                                              ----------------------------     ------------
          Total current assets                     6,608           --               6,608
                                              ----------------------------     ------------
Fixed assets, net                                  3,512           --               3,512
Goodwill, net                                     21,687           --              21,687

                                              ----------------------------     ------------
          Total other assets                      25,199           --              25,199
                                              ----------------------------     ------------

                                              ----------------------------     ------------
          TOTAL ASSETS                            31,807           --              31,807
                                              ============================     ============
LIABILITIES AND STOCKHOLDERS'  EQUITY
Accounts Payable                                    $537           --                 537
Current maturities of long-term notes payable      2,333           --               2,333
Accrued expenses                                   6,962       (3,124) (3)          3,838
Unearned revenue                                   1,915           --               1,915
                                              ----------------------------     ------------
          Total current liabilities               11,747       (3,124)              8,623
                                              ----------------------------     ------------
Notes Payable, net of current maturities           6,682           --               6,682
Subordinated debt                                 10,000      (10,000) (2)             --
                                              ----------------------------     ------------
          Total liabilities                       28,429      (13,124)             15,305
                                              ----------------------------     ------------
STOCKHOLDERS' EQUITY (DEFICIT)
Convertible preferred stock, $10 par value,
    66,600 shares outstanding, liquidation
    value $16,665,000                                667         (667) (2)             --
12% Redeemable preferred stock, $10 par
    value, 500,000 shares outstanding              5,000       (5,000) (2)             --
Convertible preferred stock, $10 par value
    137,686 shares authorized, 135,709
    outstanding,                                      --        1,357  (2)          1,357
Common stock, .001 par value, 6,887,683
    shares outstanding                                 7           --                   7
Warrants                                              86           --                  86
Additional paid-in capital                        16,561       17,434              33,995
Retained deficit                                 (18,943)          --             (18,943)
                                              ----------------------------     ------------
          Total stockholders' equity               3,378       13,124              16,502
                                              ----------------------------     ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        31,807           --              31,807
                                              ============================     ============

(1)  Data for the Company is as of June 30, 1999.
(2) Subordinated debt, convertible preferred stock, and 12% redeemable preferred stock has been exchanged for 135,709 shares of convertible preferred stock, par value $10 per share, no dividend, convertible into 13,570,900 shares of common stock. This new convertible preferred stock will have a liquidation preference of $350 per share under certain circumstances.
(3) Accrued interest and dividends paid through the issuance of new convertible preferred stock.